Exhibit 99.1

Contacts:	William R. Gargiulo, Jr. Michele Greco, CFO	231.526.1244 312.595.9123

THE FEMALE HEALTH COMPANY ANNOUNCES RECORD DATE FOR SPECIAL SHAREHOLDERS MEETING TO APPROVE MATTERS RELATING TO PROPOSED TRANSACTION WITH ASPEN PARK PHARMACEUTICALS

CHICAGO (July 15, 2016) - The Female Health Company (FHC or the Company) (NASDAQ-CM: FHCO), manufacturer of the world’s leading female condom, the FC2, today announced that July 28, 2016 is the record date for the Company’s special meeting of shareholders to be held in connection with the previously announced proposed merger transaction between FHC and Aspen Park Pharmaceuticals, Inc. (APP). The date, time and location of the special meeting will be set and announced at a later time. Only holders of record of the Company’s common stock at the close of business on July 28, 2016 will be entitled to notice of the special meeting and to vote and have their votes counted at the special meeting and any adjournments or postponements of the special meeting.

As previously announced, FHC entered into a definitive merger agreement with APP. FHC believes that the proposed transaction with APP provides an extraordinary opportunity to establish a new company with the potential to enhance both short-term and long-term stockholder value. The new company will have multiple products that provide opportunities for growth, while mitigating the risk associated with FHC being a single product company.

The new company will have five proprietary pharmaceutical product opportunities. Three of the proprietary product opportunities are candidates for the FDA 505(b)(2) regulatory pathway. The 505(b)(2) pathway permits the use of established data on currently marketed products for securing new claims and/or dosage forms for such products. This may reduce the time required, cost and risk in developing and securing FDA approval.

The new company will include a women’s health division, that will focus on expanding FHC’s existing, profitable business, while beginning development of newly acquired oncology assets for breast and ovarian cancer, and a men’s health division, focused on the areas of benign prostatic hyperplasia, male infertility, hot flashes in men on prostate cancer therapy, gout and advanced prostate cancer, together with consumer health products for premature ejaculation and sexual health vitamin supplements. Following the business combination, the Company will be renamed Veru Healthcare Inc.

FHC has filed a preliminary proxy statement with the Securities and Exchange Commission (SEC) relating to the special meeting which is being reviewed by the SEC. The full meeting agenda will be detailed in FHC’s definitive proxy statement, which will be mailed to all stockholders of record as of the record date after it has been filed with the Securities and Exchange Commission (SEC) following the completion of the review of the preliminary proxy statement.

For those parties interested in learning more about the proposed merger transaction between The Female Health Company and Aspen Park Pharmaceuticals, please visit: www.femalehealth.com/investors/merger-documents.

About Aspen Park Pharmaceuticals

Aspen Park Pharmaceuticals, Inc. is a privately held therapeutics company focused on the development and commercialization of pharmaceutical and consumer health products for men’s and women’s health and oncology. For men, product and product candidates are in the areas of benign prostatic hyperplasia, male infertility, amelioration of side effects of hormonal prostate cancer therapies, gout, sexual dysfunction, and prostate cancer. For women, product candidates are for advanced breast and ovarian cancers and for female sexual health. Aspen Park Pharmaceuticals is planning to launch in the United States the PREBOOST™ OTC product for treating premature ejaculation in Q4 of fiscal 2016. Aspen Park Pharmaceuticals has offices in New York City, New York. For more information on PREBOOST™ OTC product visit www.preboost.com or for more information on APP visit www.aspenparkpharma.com.

About The Female Health Company

The Female Health Company, based in Chicago, Illinois, manufactures and markets the FC2 Female Condom® (FC2). Since the Company began distributing FC2 in 2007, the product has been shipped to 144 countries. The Company owns certain worldwide rights to the FC2 Female Condom®, including patents that have been issued in a number of countries around the world. The patents cover key aspects of FC2, including its overall design and manufacturing process. The FC2 Female Condom® is the only currently available female-controlled product approved by FDA that offers dual protection against sexually transmitted infections, including HIV/AIDS, and unintended pregnancy. The World Health Organization (WHO) has cleared FC2 for purchase by U.N. agencies.

Forward-Looking Statements

This press release contains forward-looking statements, including those regarding the proposed merger transaction between FHC and APP and the integration of our two businesses. These statements are subject to known and unknown risks, uncertainties and assumptions, and if any such risks or uncertainties materialize or if any of the assumptions prove incorrect, our actual results could differ materially from those expressed or implied by such statements. These risks and uncertainties include but are not limited to: the risk that the proposed transaction may not be completed in a timely manner or at all; the satisfaction of conditions to completing the transaction, including the ability to secure approval by a two-thirds vote of FHC’s shareholders; risks that the proposed transaction could disrupt current plans and operations; costs, fees and expenses related to the proposed transaction; risks related to the development of APP’s product portfolio, including regulatory approvals and time and cost to bring to market; risks relating to the ability of the combined company to obtain sufficient financing on acceptable terms when needed to fund development and company operations; the risk that, even if it is completed, we may not realize the expected benefits from the transaction; and other risks described in FHC’s filings with the SEC, including our Annual Report on Form 10-K for the year ended September 30, 2015 and our Quarterly Reports on Form 10-Q for the quarters ended December 31, 2015 and March 31, 2016. These documents are available on the “SEC Filings” section of our website at http://fhcinvestor.com. All forward-looking statements are based on information available to us as of the date hereof, and FHC does not assume any obligation and does not intend to update any forward-looking statements, except as required by law.

Additional Information about the Proposed Transaction and Where You Can Find It

FHC plans to file a definitive proxy statement with the SEC relating to a solicitation of proxies from its shareholders in connection with a special meeting of shareholders of FHC to be held for the purpose of voting on matters relating to the proposed transaction. BEFORE MAKING ANY VOTING DECISION

WITH RESPECT TO THE PROPOSED TRANSACTION, FHC SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

The proxy statement and other relevant materials, and any other documents filed by FHC with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, shareholders of FHC may obtain free copies of the documents filed with the SEC by contacting FHC’s Chief Financial Officer at (312) 595-9123, or by writing to Chief Financial Officer, The Female Health Company, 515 North State Street, Suite 2225, Chicago, Illinois 60654.

Interests of Certain Participants in the Solicitation

FHC and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the shareholders of FHC in favor of the proposed transaction. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

For more information about the Female Health Company visit the Company’s website at http://www.femalehealth.com and http://www.femalecondom.org. If you would like to be added to the Company’s e-mail alert list, please send an e-mail to FHCInvestor@femalehealthcompany.com.